    As filed with the Securities and Exchange Commission on November 5, 2001.
                                                   Registration No. 333-________

================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                      ------------------------------------

                                    FORM S-8
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                      ------------------------------------

                       INVESTORS FINANCIAL SERVICES CORP.
             (Exact name of registrant as specified in its charter)


           Delaware                                             04-3279817
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                              Identification No.)


                              200 Clarendon Street
                                  P.O. Box 9130
                        Boston, Massachusetts 02117-9130
                                 (617) 937-6700
               (Address of Principal Executive Offices) (Zip Code)

                      ------------------------------------

                      Amended and Restated 1995 Stock Plan
                            (Full title of the Plan)

                      ------------------------------------

                               John E. Henry, Esq.
                    Senior Vice President and General Counsel
                       Investors Financial Services Corp.
                              200 Clarendon Street
                                  P.O. Box 9130
                        Boston, Massachusetts 02117-9130
                                 (617) 937-6700
           (Name and address including zip code and telephone number, including area code, of agent for service)

                      ------------------------------------

                                    Copy to:
                             Steven C. Browne, Esq.
                         TESTA, HURWITZ & THIBEAULT, LLP
                                 125 High Street
                           Boston, Massachusetts 02110
                                 (617) 248-7000

       Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

                  --------------------------------------------


================================================================================

                         CALCULATION OF REGISTRATION FEE


==============================================================================================================================
                                                                        Proposed         Proposed
                                                                         Maximum          Maximum
                                                         Amount         Offering         Aggregate              Amount of
Title of Securities                                      to be          Price Per        Offering             Registration
to be Registered                                       Registered         Share            Price                   Fee
------------------------------------------------------------------------------------------------------------------------------
Amended and Restated 1995 Stock Plan
Common Stock (Par Value $.01 Per Share)                 1,500,000        $53.23         $79,845,000            $19,961.25

TOTAL:                                                  1,500,000                       $79,845,000            $19,961.25
                                                        =========                       ===========            ==========

------------------------------------------------------------------------------------------------------------------------------

-------------------------
(1) The price of $53.23 per share, which is the average of the high and low prices of the Common Stock of the registrant reported on the NASDAQ National Market on November 1, 2001, is set forth solely for purposes of calculating the filing fee pursuant to Rule 457(c) and (h) and has been used as these shares are without a fixed exercise price.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

         This Registration Statement registers additional securities of the same class as other securities for which the Registration Statement on Form S-8 as filed with the Securities and Exchange Commission on May 28, 1999 (File No. 333-79639) is effective. Pursuant to General Instruction E of Form S-8, the contents of the above-listed Registration Statement are hereby incorporated by reference herein.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents filed by the Registrant with the Commission pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"), are incorporated in this Registration Statement by reference as of their respective dates:

         (a) The Registrant's Proxy Statement on Schedule 14A, filed on March 19, 2001 (File No. 000-26996);

         (b) The Registrant's Amendment No. 1, filed on February 2, 2001 (File No. 000-26996) to its previously filed Annual Report on Form 10-K filed on January 30, 2001 (File No. 000-26996);

         (c) The section entitled "Description of Registrant's Securities to be Registered" contained in the Post-Effective Amendment No. 1, filed on September 26, 2000 (File No. 000-26996) to the Registrant's Registration Statement on Form 8-A, filed pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on October 17, 1995;

         (d) The Registrant's Quarterly Reports on Form 10-Q, filed on May 9, 2001 (File No. 000-26996) and August 14, 2001 (File No. 000-26996);

         (e) All other documents filed by the Registrant pursuant to Section 13(a) or 15(d) of the Exchange Act since the end of the fiscal year covered by the annual report referred to in (b) above.

         All documents subsequently filed with the Commission by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered herein have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

         The information contained in Part II of the Registration Statement on Form S-8, filed with the SEC on May 28, 1999 (File No. 333-79639), as pertains to the Amended and Restated 1995 Stock Plan, is incorporated by reference into this Registration Statement.

Item 5.  INTEREST OF NAMED EXPERTS AND COUNSEL.

         The validity of the Common Stock offered hereby has been passed upon by Testa, Hurwitz & Thibeault, LLP, 125 High Street, Boston, Massachusetts 02110, counsel to the Registrant. Certain attorneys of that firm hold an aggregate of 8,300 shares of Common Stock of Investors Financial Services Corp.

Item 8.  EXHIBITS.


         EXHIBIT NO.                DESCRIPTION OF EXHIBIT
         Exhibit 4.1                Specimen certificate representing the Common Stock of the Registrant (filed as
                                    Exhibit 4.1 to the Registrant's Registration Statement on Form S-1 (File No.
                                    33-95980) and incorporated herein by reference).

         Exhibit 4.2                The Certificate of Incorporation of the Registrant (Filed as Exhibit 3.1 to
                                    the Registrant's Registration Statement on Form S-1 (File No. 33-95980) and
                                    incorporated herein by reference).

         Exhibit 4.3                Certificate of Amendment to the Certificate of Incorporation of the Registrant
                                    (Filed as Exhibit 3 to the Registrant's Quarterly Report on Form 10-Q for the
                                    fiscal quarter ended March 31, 2000 (File No. 000-26996) and incorporated herein by reference).

         Exhibit 4.4                Certificate of Amendment to the Certificate of Incorporation of the Registrant.

         Exhibit 4.5                By-laws of the Registrant, (Filed as Exhibit 3.2 to Registrant's Registration
                                    Statement on Form S-1 (File No. 33-95980) and incorporated herein by reference).

         Exhibit 4.6                Amended and Restated 1995 Stock Plan (Filed as Appendix C to the Registrant's
                                    Proxy Statement on Schedule 14A, filed on March 19, 2001 (File No. 000-26996 and incorporated herein by reference).

         Exhibit 4.7                Stockholder Rights Plan (Filed as Exhibit 4.2 to Registrant's Registration
                                    Statement on Form S-1 (File No. 33-95980) and incorporated herein by reference).

         Exhibit 4.8                Amendment No. 1 to Stockholder Rights Plan (Filed as Exhibit 4.1 to the
                                    Registration's Quarterly Report on Form 10-Q for the fiscal quarter ended
                                    June 30, 1998 (File No.000- 26996) and incorporated herein by reference).

         Exhibit 4.9                Amendment No. 2 to Stockholder Rights Plan (Filed as Exhibit 4.2 on the
                                    Registrant's Current Report on Form 8-K filed on September 25, 2000 (File
                                    No. 000-26996) and incorporated herein by reference).

         Exhibit 4.10               Form of Stock Option Agreement under the Amended and Restated 1995 Stock Plan
                                    (Filed as Exhibit 4.5 to the Registrant's Registration Statement on Form S-8
                                    (File No. 333-79639) and incorporated herein by reference).

         Exhibit 5.1                Opinion of Testa, Hurwitz & Thibeault, LLP.

         Exhibit 23.1               Consent of Deloitte & Touche LLP.




                                       6


         Exhibit 23.2               Consent of Testa, Hurwitz & Thibeault, LLP (included in Exhibit 5.1).

         Exhibit 24.1               Power of Attorney (included as part of the signature page to this Registration
                                    Statement).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant, Investors Financial Services Corp., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, Commonwealth of Massachusetts, on this 2nd day of November, 2001.

                                       INVESTORS FINANCIAL SERVICES CORP.

                                        By:  /s/ Kevin J. Sheehan
                                            -----------------------------
                                            Kevin J. Sheehan
                                            Chief Executive Officer and
                                            Chairman of the Board


                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Investors Financial Services Corp., hereby severally constitute and appoint Kevin J. Sheehan and Karen C. Keenan, and each of them singly, our true and lawful attorneys, with full power to them and each of them singly, to sign for us in our names in the capacities indicated below, any amendments to this Registration Statement on Form S-8 (including post-effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and generally to do all things in our names and on our behalf in our capacities as officers and directors to enable Investors Financial Services Corp, to comply with the provisions of the Securities Act of 1933, as amended, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said Registration Statement and all amendments thereto.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


              SIGNATURE                                      TITLE(S)                                DATE

/s/ Kevin J. Sheehan                           Chief Executive Officer and Chairman of the    November 2, 2001
---------------------------------------        Board (Principal Executive Officer)
Kevin J. Sheehan


/s/ Karen C. Keenan                            Chief Financial Officer, and Senior Vice       November 2, 2001
---------------------------------------        President (Principal Financial Officer and
Karen C. Keenan                                Principal Accounting Officer)


/s/ Frank B. Condon, Jr.                       Director                                       November 2, 2001
---------------------------------------
Frank B. Condon, Jr.


/s/ Donald G. Friedl                           Director                                       November 2, 2001
---------------------------------------
Donald G. Friedl


/s/ Robert B. Fraser                           Director                                       November 2, 2001
---------------------------------------
Robert B. Fraser


/s/ Thomas P. McDermott                        Director                                       November 2, 2001
---------------------------------------
Thomas P. McDermott


/s/ James M. Oates                             Director                                       November 2, 2001
---------------------------------------
James M. Oates


/s/ Phyllis S. Swersky                         Director                                       November 2, 2001
---------------------------------------
Phyllis S. Swersky

                                  EXHIBIT INDEX


EXHIBIT NO.                                  DESCRIPTION OF EXHIBIT
Exhibit 4.1                        Specimen certificate representing the Common Stock of the
                                   Registrant (filed as Exhibit 4.1 to the Registrant's
                                   Registration Statement on Form S-1 (File No. 33-95980)
                                   and incorporated herein by reference).

Exhibit 4.2                        The Certificate of Incorporation of the Registrant (Filed
                                   as Exhibit 3.1 to the Registrant's Registration Statement
                                   on Form S-1 (File No. 33-95980) and incorporated herein
                                   by reference).

Exhibit 4.3                        Certificate of Amendment to the Certificate of
                                   Incorporation of the Registrant (Filed as Exhibit 3 to
                                   the Registrant's Quarterly Report on Form 10-Q for the
                                   fiscal quarter ended March 31, 2000 (File No. 000-26996)
                                   and incorporated herein by reference).

Exhibit 4.4                        Certificate of Amendment to the Certificate of Incorporation
                                   of the Registrant.

Exhibit 4.5                        By-laws of the Registrant, (Filed as Exhibit 3.2 to
                                   Registrant's Registration Statement on Form S-1 (File No.
                                   33-95980) and incorporated herein by reference).

Exhibit 4.6                        Amended and Restated 1995 Stock Plan (Filed as Appendix C
                                   to the Registrant's Proxy Statement on Schedule 14A,
                                   filed on March 19, 2001 (File No. 000-26996 and
                                   incorporated herein by reference).

Exhibit 4.7                        Stockholder Rights Plan (Filed as Exhibit 4.2 to
                                   Registrant's Registration Statement on Form S-1 (File No.
                                   33-95980) and incorporated herein by reference).

Exhibit 4.8                        Amendment No. 1 to Stockholder Rights Plan (Filed as
                                   Exhibit 4.1 to the Registration's Quarterly Report on
                                   Form 10-Q for the fiscal quarter ended June 30, 1998
                                   (File No. 000-26996) and incorporated herein by
                                   reference).

Exhibit 4.9                        Amendment No. 2 to Stockholder Rights Plan (Filed as
                                   Exhibit 4.2 on the Registrant's Current Report on
                                   Form 8-K filed on September 25, 2000 (File No. 000-26996)
                                   and incorporated herein by reference).

Exhibit 4.10                       Form of Stock Option Agreement under the Amended and
                                   Restated 1995 Stock Plan (Filed as Exhibit 4.5 to the
                                   Registrant's Registration Statement on Form S-8 (File No.
                                   333-79639) and incorporated herein by reference).

Exhibit 5.1                        Opinion of Testa, Hurwitz & Thibeault, LLP.



                                       9


Exhibit 23.1                       Consent of Deloitte & Touche LLP.

Exhibit 23.2                       Consent of Testa, Hurwitz & Thibeault, LLP (included in
                                   Exhibit 5.1).

Exhibit 24.1                       Power of attorney (included as part of the signature page
                                   to this Registration Statement).